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                                                                EXHIBIT 23.3



                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Summit Family Restaurants, Inc.:


We consent to the use of our report relating to Summit Family Restaurants, Inc. dated November 3, 1995, except as to Note 15 which is as of May 16, 1996 on Form S-8 of CKE Restaurants, Inc. incorporated herein by reference.


                                        KPMG PEAT MARWICK LLP

Salt Lake City, Utah
September 20, 1996